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                                 EXHIBIT 24.1
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                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Arthur D. Tek or Anthony L. Morrison, or either of them as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Paxson Communications Corporation Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: June 30, 1995                               /s/ Lowell W. Paxson
                                                   ----------------------------
                                                   Lowell W. Paxson
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                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Arthur D. Tek or Anthony L. Morrison, or either of them as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Paxson Communications Corporation Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: June 30, 1995                               /s/ Arthur D. Tek
                                                   -----------------------------
                                                   Arthur D. Tek
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                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Arthur D. Tek or Anthony L. Morrison, or either of them as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Paxson Communications Corporation Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: June 30, 1995                               /s/ James B. Bocock
                                                   -----------------------------
                                                   James B. Bocock
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                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Arthur D. Tek or Anthony L. Morrison, or either of them as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Paxson Communications Corporation Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: June 30, 1995                               /s/ Michael J. Marocco
                                                   -----------------------------
                                                   Michael J. Marocco
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                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Arthur D. Tek or Anthony L. Morrison, or either of them as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Paxson Communications Corporation Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: June 30, 1995                               /s/ John A. Kornreich
                                                   -----------------------------
                                                   John A. Kornreich
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                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Arthur D. Tek or Anthony L. Morrison, or either of them as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Paxson Communications Corporation Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: June 30, 1995                               /s/ J. Patrick Michaels, Jr.
                                                   -----------------------------
                                                   J. Patrick Michaels, Jr.
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                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Arthur D. Tek or Anthony L. Morrison, or either of them as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Paxson Communications Corporation Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: June 30, 1995                               /s/ S. William Scott
                                                   -----------------------------
                                                   S. William Scott